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                           DOVER RESPONSIBILITY FUND
                         DOVER LONG/SHORT SECTOR FUND

      SUPPLEMENT DATED DECEMBER 5, 2007 TO PROSPECTUS DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The section entitled, "The Portfolio Manager" appearing on pages 13 and 14 of the prospectus is hereby deleted in its entirety and replaced as follows:

THE PORTFOLIO MANAGER

Mr. Douglas R. Cliggott and Mr. Michael G. Kassab are the portfolio managers for the Fund and manage the portfolio by utilizing a team-based approach. Together, Messrs. Cliggott and Kassab perform all of the functions related to the management of the portfolio.

DOUGLAS R. CLIGGOTT has been a portfolio manager of the Fund since December 2006. He joined the Adviser in 2006 where, along with the day-to-day management of the Fund, he serves as Chief Investment Officer of the Adviser. Prior to joining Dover Management, Doug served as President and Chief Investment Officer of Race Point Asset Management, LLC (2005 - 2006) where he managed an alternative investment fund. He also served from 2002 until 2004 as the President of B&P Research, a Swedish based investment firm, where he advised portfolio managers on U.S. macro events and sector strategies. From 1996 until 2002, Doug was the U.S. Equity Market Strategist at J.P. Morgan Securities where he developed a framework for sector and industry allocation. He also worked as a strategist and economist at Merrill Lynch, Den Danske Bank, Alfred Berg and the Conference Board. He holds a Bachelor of Arts in Economics degree from the University of Massachusetts and a Masters in Economics degree from The New School.

MICHAEL G. KASSAB has been a portfolio manager of the Fund since October 2007. He originally joined the Adviser in 2004 as an investment analyst and played a key role in the development and launch of the Fund. After a brief departure, Michael rejoined the Adviser in October 2007 to serve as a Portfolio Manager of the Fund. His previous investment experience includes several years at Gabelli Asset Management (2002 - 2004) and Jefferies Asset Management (2006 - 2007), where he served as an investment analyst and concentrated his efforts within the consumer, industrial, energy and financial sectors. Michael began his career at Arthur Andersen LLP and provided audit services to clients in the consumer goods and pharmaceuticals industries. Mr. Kassab received an M.B.A. from Columbia Business School and a B.S. in Accounting & Economics from Fairfield University. He is both a CFA charterholder and a Certified Public Accountant.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

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                      PLEASE RETAIN FOR FUTURE REFERENCE.